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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT NO.1 ON
                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                        Date of Report: December 15, 2000

                            ALTAIR INTERNATIONAL INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

      Province of
       Ontario,

        Canada                       1-12497                       None
  ------------------           --------------------         ------------------
   (State or other             (Commission File No.)          (IRS Employer
     jurisdiction                                           Identification No.)
  of incorporation)

                         1725 Sheridan Avenue, Suite 140

                               Cody, Wyoming 82414

          (Address of principal executive offices, including zip code)
          ------------------------------------------------------------

       Registrant's telephone number, including area code: (307) 587-8245



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Altair  International  Inc. is filing this  Amendment No. 1 on Form 8-K/A to its
Current Report on Form 8-K dated December 15, 2000 filed with the SEC on December 26, 2000 in order to attach a copy of the Exhibits containing conformed signature pages. No other aspect of the Exhibits has been changed.

Item 7.  Financial Statements and Exhibits

  (c)   Exhibits.

        4.1      Asset-Backed Exchangeable Term Note dated December 15, 2000.

        4.2      Warrant dated December 15, 2000.

       10.1      Securities Purchase Agreement dated December 15, 2000.

       10.2      Registration Rights Agreement dated December 15, 2000.

       10.3      Stock  Pledge   Agreement  dated  December  15,  2000  (Mineral
                 Recovery Systems common stock).

       10.4      Stock  Pledge   Agreement   dated  December  15,  2000  (Altair
                 Technologies common stock).

       10.5      Assignment and Agreement dated December 15, 2000.

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                                   SIGNATURES
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this Amendment No.1 to Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Altair International Inc.


April 16, 2001                           By: /s/ William P. Long
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Date                                             Dr. William P. Long, President

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